Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]

8.   INCOME TAXES

As a result of the Company's history of net operating losses and full valuation allowance against its deferred tax assets, there was no current or deferred income tax provision other that current state minimum taxes for the years ended December 31, 2021 and 2020.

Reconciliations to the statutory federal income tax rate and the Company's effective tax rate consist of the following:

	Year Ended December 31,
	2021	2020
Statutory federal income tax rate	$(1,788,135)	$(794,343)
State income taxes, net of federal tax benefits	(58,152)	(114,864)
Stock-based compensation	8,924	—
Foreign rate differential	1,414	(45)
Warrant expense	(334,122)	227,651
Beneficial conversion feature related to notes	—	201,953
Other permanent differences	5,301	19,204
Valuation allowance	2,173,051	461,244
	$8,281	$800

The components of deferred tax assets included on the balance sheet are:

	December 31,
	2021	2020
NOL carryforwards	$11,262,916	$9,177,607
Accruals and reserves	81,911	10,898
Stock compensation	197,508	237,976
Fixed assets/capitalized start-up costs	2,557	3,332
	11,544,892	9,429,813
Valuation allowance	(11,544,892)	(9,429,813)
Net deferred tax assets	—	—
Deferred income taxes	$—	$—

The Company has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding realization of such assets.  The total increase in valuation allowance is $2,115,079 for the year ending December 31, 2021.

The Company currently has net operating loss carryforwards of approximately $49.2 million and $13.2 million for U.S. Federal and state purposes respectively. Approximately $35.3 million of the U.S. federal losses begin to expire in 2029. The balance, all post-2018 federal net operating losses may be carried forward indefinitely. The deferred tax asset relates to the NOL carryforwards. Management has determined based on all the available information that a 100% valuation reserve is required.

As of December 31, 2021 and 2020, the Company had no research and development credit carryforwards to offset federal and California state income taxes, respectively, available to reduce its future taxable income, if any.

The Tax Reform Act of 1986 limits the use of net operating loss carryforwards in certain situations where changes occur in the stock ownership of a company.  In the event that the Company has a change in ownership, utilization of carryforwards could be limited.

The Company has elected to recognize interest and penalties related to uncertain tax positions as components of income tax expense.  As of December 31, 2021 and 2020, the Company has no accrual for payment of interest related to unrecognized tax benefits.

The Company’s income tax returns for all years remain open to examination by federal and state taxing authorities.  The Company does not expect that its unrecognized tax benefit will change significantly in the next 12 months.

As of December 31, 2021 and 2020, the Company has no unrecognized tax benefits that, if recognized, would change its effective rate.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. Certain provisions of the CARES Act impacted the 2019 and 2020 income tax provision computations of the Company and were reflected in the appropriate periods. The CARES Act contains modifications on the limitation of business interest for tax years beginning in 2019 and 2020. The modifications to Section 163(j) increase the allowable business interest deduction from 30% of adjusted taxable income to 50% of adjusted taxable income. As the company is in losses, there is no modification for the current year.